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SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into on this 7th day of March, 2002, to be effective as of December 31, 2001 (the "Effective Date"), by and among ULTIMATE ELECTRONICS, INC., a Delaware corporation ("Ultimate"), ULTIMATE INTANGIBLES CORP., a Colorado corporation ("Intangibles"), ULTIMATE LEASING CORP., a Colorado corporation ("Leasing"), FAST TRAK, INC., a Minnesota corporation ("Fast Trak"), ULTIMATE ELECTRONICS PARTNERS CORP., a Colorado corporation ("Electronics"), ULTIMATE ELECTRONICS LEASING LP, a Texas limited partnership ("UEL"), and ULTIMATE ELECTRONICS TEXAS LP, a Texas limited partnership ("UET") (Ultimate, Intangibles, Leasing, Fast Trak, Electronics, UEL and UET being hereinafter referred individually referred to as "Borrower" and collectively referred to as the "Borrowers"), WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company ("WFRF"), as the arranger and administrative agent (WFRF, in such capacity, the "Agent"), WFRF as a Lender and PNC BANK, NATIONAL ASSOCIATION("PNC"), as a Lender (WFRF and PNC, in their respective capacity as a Lender, being hereinafter collectively referred to as the "Lenders").

PRELIMINARY STATEMENTS:

        1.    Borrowers, Agent and WFRF as a Lender entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of September 28, 2001, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement, dated December 12, 2001, executed by Borrowers, Agent and WFRF as a Lender (as amended from time to time, the "Agreement").

        2.    WFRF and PNC are the present Lenders under the Agreement.

        3.    Borrowers, Agent and Lenders desire to further amend the Agreement as hereinafter set forth.

AGREEMENTS:

        NOW, THEREFORE, in consideration of the agreements herein contained, subject to the terms and conditions set forth herein, Borrowers, Agent and Lenders hereby agree as follows, and agree that, subject to satisfaction of the provisions of Section 3 hereof, the agreements and amendments specified below shall be effective from and after the Effective Date and shall be incorporated into the Agreement and shall supersede those provisions in the Agreement referenced as follows:

        1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

        2.    Amendments.

          (a)  Effective as of the Effective Date, Section 7.22 of the Agreement is amended by deleting the reference to the dollar amount "$45,000,000" and substituting therefor the dollar amount "$48,000,000."

        3.    Conditions. The obligation of Agent and Lenders to be bound by the provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent on or before the date hereof:

          (a)  Agent shall have received all of the following, each in form and substance satisfactory to Agent, in its sole discretion, and each duly executed by each party thereto:

            (i)    This Amendment; and

            (ii)  All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

          (b)  No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lenders.

          (c)  Borrowers shall have performed and complied with all agreements and conditions contained in the Agreement and the other Loan Documents which are required to be performed or complied with by Borrowers before or on the date hereof.

          (d)  The representations and warranties contained in the Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.

          (e)  No material adverse change shall have occurred in the business operations, financial condition or prospects of any Borrower, and no material adverse litigation shall be pending or, to the knowledge of any Borrower, threatened, against any Borrower.

          (f)    All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Agent.

        4.    No Waiver. Nothing contained herein shall be construed as a waiver by Agent or Lenders of any covenant or provision of the Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrowers and Agent or Lenders, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right of Agent or Lenders to thereafter demand strict compliance therewith. Each of Agent and the Lenders hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrowers and Agent or Lenders.

        5.    Representations and Warranties. Each Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and will not violate the organizational and governing documents of such Borrower; (b) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lenders; and (d) such Borrower is in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby.

        6.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        7.    Expenses. Borrowers shall pay all out-of-pocket expenses of Agent and Lenders arising in connection with the preparation, execution, and delivery of this Amendment, including, but not limited to, all reasonable legal fees and expenses incurred by Agent and Lenders.

        8.    Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Agreement and all of the other Loan Documents shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

        9.    Further Assurances. Borrowers shall, at Agent's request, promptly execute or cause to be executed and delivered to Agent any and all documents, instruments or agreements deemed necessary by Agent to continue perfection of Agent's Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Amendment.

        10.  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the same counterpart.

        11.  Final Agreement. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        12.  Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR LENDERS, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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        EXECUTED to be effective as of the Effective Date.

BORROWERS:
ULTIMATE ELECTRONICS, INC., a Delaware corporation
By:	/s/ ALAN E. KESSOCK Alan E. Kessock, Senior Vice President
ULTIMATE INTANGIBLES CORP., a Colorado corporation
By:	/s/ JOHN BAUER-MARTINEZ John Bauer-Martinez, President
ULTIMATE LEASING CORP., a Colorado corporation
By:	/s/ JOHN BAUER-MARTINEZ John Bauer-Martinez, President
FAST TRAK, INC., a Minnesota corporation
By:	/s/ ALAN E. KESSOCK Alan E. Kessock, Secretary
ULTIMATE ELECTRONICS PARTNERS CORP., a Colorado corporation
By:	/s/ JOHN BAUER-MARTINEZ John Bauer-Martinez, President
ULTIMATE ELECTRONICS LEASING LP, a Texas limited partnership
By:	Ultimate Leasing Corp., its General Partner
	By:	/s/ JOHN BAUER-MARTINEZ John Bauer-Martinez, President
ULTIMATE ELECTRONICS TEXAS LP, a Texas limited partnership
By:	Ultimate Electronics, Inc., its General Partner
	By:	/s/ ALAN E. KESSOCK Alan E. Kessock, Senior Vice President
AGENT:
WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company, as Agent
By:	/s/ ROBERT CASTINE
Name:	Robert Castine
Title:	Senior Vice President
LENDERS:
WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company, as Lender
By:	/s/ ROBERT CASTINE
Name:	Robert Castine
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ ILENE SILBERMAN
Name:	Ilene Silberman
Title:	Vice President

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SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
PRELIMINARY STATEMENTS
AGREEMENTS